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[AMSOUTH BANK OF ALABAMA LOGO APPEARS HERE]
MASTER NOTE FOR BUSINESS AND COMMERCIAL LOANS

$10,000,000.00                                              Huntsville, Alabama
___________________                                         ___________________


                                                                   June 1, 1996
                                                            ___________________


        FOR VALUE RECEIVED, the undersigned (hereinafter called, whether one or more the "Borrower"), jointly and severally (if more than one) promises to pay to the order of AmSouth Bank of Alabama, its successors and assigns (hereinafter sometimes called the "Bank" and sometimes, together with any other holder of this note, called "Holder"), at any office of Holder or at such other place as Holder may from time to time designate, the sum of TEN MILLION AND 00/1000******
                                                   _____________________________
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________________________________________________________________________________
($10,000,000.00**********), or so much thereof as the Bank has advanced to the Borrower hereunder (the "Loan"), plus interest from the date hereof until maturity (whether by acceleration or otherwise) on the outstanding unpaid principal balance of the Loan, at the rate of [check (1), (2) or (3)]:

        [ ] (1)__________% per annum

        [ ] (2)__________% per annum in excess of the prime rate of the Bank in effect from time to time as designated by the Bank (the "Prime Rate"), with changes in the interest rate on this note caused by changes in the Prime Rate to take effect on the date the Prime Rate changes without notice to the Borrower or any other action by Holder:

        [X] (3)30 day LIBOR RATE + 87.5 basis points as listed in the Wall Street Journal

        Interest will be computed on the basis of the actual number of days elapsed over (check one) [X] an assumed 360-day year, [ ] a 365-(or 366-, if leap year) day year.

        If none of the foregoing provisions for a rate of interest is checked, the rate of interest payable on the Loan until maturity (whether by acceleration or otherwise) shall be the Prime Rate of the Bank in effect from time to time, or such lesser rate as shall be the maximum permitted by law, computed on the basis of the actual number of days elapsed over an assumed 360-day year.

        Notwithstanding anything to the contrary contained in this note, the amount paid or agreed to be paid as interest on the principal amount of the Loan shall never exceed the highest lawful rate allowed under applicable law. If at any time, interest is due to be paid in an amount that exceeds the highest lawful rate, then the obligation to pay interest hereunder shall be reduced to the highest lawful rate. If at any time, interest is paid in an amount that is greater then the highest lawful rate, then the amount that exceeds the highest lawful rate shall be deemed to have been a prepayment of principal of the Loan and applied to principal in the manner hereinafter provided, or if the excessive amount of interest exceeds the unpaid principal balance, the excess shall be refunded to the Borrower.

        The Borrower hereby agrees to repay principal and interest as follows:

        The Borrower will pay the principal amount of the Loan (check one and complete if applicable):

        [ ] on demand, [X] 365 days after date, or

        [ ] ___________________________________________________________________
            ___________________________________________________________________

        and will pay the interest on the Loan (check one and complete if applicable):

        [ ] at maturity, [X] in monthly installments on the 1st day of each month, and at maturity

        [ ] In quarterly installments on the _____ day of each _________________
            ______________________, and ________________________________________
and at maturity or

        [ ] ____________________________________________________________________
            ____________________________________________________________________


        For purposes of sending periodic billing statements in advance of each interest payment date, at the Holder's option, the Prime Rate in effect 15 days prior to each interest payment date shall be deemed to be the Prime Rate that continues in effect until the date prior to such interest payment date for purposes of computing the amount of interest payable on such interest payment date. If the Prime Rate changes during such 15-day period, the difference between the amount of interest that in fact accrues during such period and the amount of interest actually paid will be added to or subtracted from, as the case may be, the interest otherwise payable in preparing the periodic billing statement for the next succeeding interest payment date. In determining the amount of interest payable at the final maturity or upon full prepayment of this Master Note, all changes in the Prime Rate occurring on or prior to the day before the final maturity date or the date of such full prepayment shall be taken into account.

        If none of the foregoing provisions for the repayment of principal and/or interest is checked, the principal, if not checked, and interest, if not checked, due hereunder shall be payable on demand of Holder.

        If permitted under applicable law, the Borrower agrees to pay to Holder, on demand, a late charge. This late charge will be 5% of any installment that is not paid within 12 days after it is due and will be 5% of the interest portion of the payment due upon the final maturity date of this note if that payment is not paid within 12 days after it is due. This late charge will never be less than $10 nor more than $250 on each payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other right Holder may have, including, without limitation, the right to declare the entire unpaid principal and interest immediately due and payable.

        All payments coming due on this Master Note shall be made in cash or immediately available funds at the Holder's office at which the payment is made. At its option, the Holder may elect to give the Borrower credit for any payment made by check or other instrument in accordance with the Holder's availability schedule in effect from time to time for such items and instruments, which the Holder will make available to the Borrower on request. Each payment on the indebtedness evidenced hereby will first reduce charges owed by the Borrower that are neither principal nor interest. The remainder of each payment will be applied first to accrued but unpaid interest and then to unpaid principal. Any partial prepayments of principal will be applied to installments due in the inverse order of their maturity and no such partial prepayment of principal will have the effect of postponing, satisfying, reducing, or otherwise affecting any scheduled installment before the principal of and interest on the Loan is, and all other charges due hereunder are, paid in full.

        This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, so long as the principal amount outstanding does not exceed the face amount of this note. By reason of prepayments hereon there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. The Holder shall maintain a record (by computer or otherwise) of all principal advances and repayments under this Master Note and that record shall be presumed to be correct in the absence of clear and convincing evidence to the contrary.

        Unless the Holder has otherwise agreed in writing, the Holder is not obligated to make any advances or re-advances hereunder, and all advances and re-advances shall be made at the option of Holder. This note shall be valid and enforceable as to the aggregate amount advanced at any time hereunder, whether or not the full face amount hereof is advanced.

        If the Loan is payable on demand, this paragraph is inoperative and is not applicable otherwise, this paragraph is operative and applies to the Loan in accordance with its terms. In the event of default in the payment of any one or more installments of principal or interest which may become due hereunder, when and as the same fall due, or in the payment of all of principal and interest due hereunder at maturity, or the failure of any maker, endorser, surety or guarantor hereof (hereinafter called the "Obligors") to pay when due or perform any of the Obligations (meaning thereby this note and any and all renewals and extensions thereof and all other liabilities and indebtedness of the Borrower to Holder, now existing or hereafter incurred or arising, direct or indirect, and however incurred) or any part thereof or the failure of any Obligor to pay when due any other liability to Holder, in the event a default occurs under the terms of any loan agreement or other instrument (other than this note), document or paper evidencing, securing, guaranteeing, or executed in connection with all or any part of the Obligations (hereinafter, together with this note, collectively called the "Loan Documents"), or in the event Holder shall in good faith deem itself insecure for any reason, or on the happening of any one or more of said events. Holder shall have the right at its election and without notice to any Obligor to declare the Obligations immediately due and payable with interest to date. No delay in making such election shall be construed to waive the right to make such election. Holder may note the fact of acceleration hereon without stating the ground therefor, and whether or not noted hereon such election to accelerate shall be effective.

        In the event of death of, insolvency of, general assignment by, judgment against, filing of petition in bankruptcy by or against, filing a petition for the reorganization of, filing of application in any court for receiver for or issuance of a writ of garnishment or attachment in a suit or action against any Obligor or against any of the assets of any Obligor, or on the happening of any one or more of said events, the Obligations shall, without notice to or demand upon any Obligor, immediately become due and payable with interest to date unless Holder shall on notice of such event elect to waive such acceleration by written notation hereon.

        Each of the Obligors hereby severally (a) waives as to this debt or any renewal or extension thereof all rights of exemption under the Constitution or laws of Alabama or any other state as to personal property; (b) waives demand (unless this notes is payable on demand), presentment, protest, notice of protest, notice of dishonor, suit against any party and all other requirements necessary to hold any Obligor liable; (c) agrees that time of payment may be extended one or more times for any period of time (whether such period is shorter or longer than the initial term of this note) or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Obligor; (d) as to all or any part of the Obligations, consents to Holder's releasing, agreeing not to sue, suspending the right to enforce this instrument against or otherwise discharging or compromising any Obligation of any Obligor or other person against whom any Obligor has to the knowledge of Holder a right of recourse, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor; (e) consents to Holder's releasing, exchanging or otherwise dealing in any manner with all or any portion of any collateral, lien, or right of set-off which may now or hereafter secure this note, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor, even though such release, exchange or other dealing may in any manner and to any extent impair any such collateral, lien or right to set-off; (f) agrees to pay all costs of collecting or securing or attempting to collect or secure this note or defending any unsuccessful claim asserted against the Holder in connection with this note, including reasonable attorneys' fees; and (g) warrants that this Loan is for business, commercial or agricultural purposes.

        In addition to all liens upon, and rights of set-off against, any monies, securities, or other property of any of the Obligors given to Holder by law, Holder shall have a lien upon and a right of set-off against all monies, securities and other property of any of the Obligors now or hereafter in the possession of, or on deposit with, Holder, whether held in a general or special account or deposit, for safekeeping, or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to any Obligor, and the Bank shall have no liability with respect to any of Obligor's checks or other items which may be returned or other funds transfers which may not be made due to insufficient funds thereafter.

        The Borrower understands that the Bank may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participation in the Loan and that such participants may from time to time similarly grant to other
participants sub-participations to the Loan.   The Borrower agrees that any
participant may exercise any and all rights of banker's lien or set-off, whether arising by operation of law or given to Holder by the provisions of this note, with respect to the Borrower as fully as if such participant had made the Loan directly to the Borrower. For the purposes of this Paragraph only, the Borrower shall be deemed to be directly obligated to each participant or subparticipant in the amount of its participating interest in the principal of, and interest on, the Loan.

        Neither any failure nor any delay on the part of Holder in exercising any right, power or privilege under this note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment or waiver of any provisions of this note shall be effective unless in writing and signed by a duly authorized officer of Holder, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Obligor in any case shall entitle any Obligor to any other or further notice or demand in the same, similar or other circumstances.

        Any provision of this note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        The provisions of this note shall inure to the benefit of the Holder, its successors and assigns and shall be binding upon the heirs, successors and assigns of each Obligor, except that no Obligor may assign or transfer his, her or its obligation hereunder without the written consent of Holder.

        All rights, powers and remedies of Holder under this note and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercised successively or concurrently.

        The Loan Documents contain the entire understanding and agreement between the Borrower and the Holder with respect to the Loan and supersede any and all prior agreements, understandings, promises, and statements with respect to the Loan. This Master Note may not be modified, amended, or supplemented in any manner except by a written agreement executed by both the Borrower and the Holder.

        This note shall be construed in accordance with and governed by the laws of the State of Alabama.

        This agreement is executed under seal by the Borrower or each of them.

               CAUTION--IT IS IMPORTANT THAT YOU THOROUGHLY READ
                       THIS CONTRACT BEFORE YOU SIGN IT

NO. 0000387224-0000212522  XEP01                   Adtran, Inc.          [SEAL]
________________________________                   ____________________________
Due May 31, 1997                                   By:/s/ MARK C. SMITH  [SEAL]
________________________________                   ____________________________
    901 Explorer Blvd.                                    Mark C. Smith
    Huntsville, Alabama 35806                                            [SEAL]
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                                                                         [SEAL]
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